SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: August 12, 1997

                             WORKFORCE SYSTEMS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                       333-11169                  65-0353816
---------------                 ------------               --------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification
incorporation)                                             Number)

                                1410 SW 8 Street
                             Pompano Beach, Fl 33069
                             -----------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: 954-781-2100

                                 Not Applicable
                            -------------------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

Independent Auditor Report                                                 F-1

Combined Financial Statements:

      Combined Balance Sheets                                              F-2

      Combined Statements of Operations                                    F-4

      Combined Statements of Capital Deficiency                            F-5

      Combined Statements of Cash Flows                                    F-6

      Summary of Accounting Policies                                       F-7

      Notes to Combined Financial Statements                               F-9

      Pro Forma Combined Financial Information                            F-12

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: August 11, 1997                     By: /s/ Robert Hausman
                                              ------------------
                                                Robert Hausman,
                                                President

Independent Auditors' Report



To the Stockholders of
Federal Supply, Inc. and Affiliate
Pompano Beach, Florida


We have audited the accompanying combined balance sheet of Federal Supply, Inc. and Affiliate as of December 31, 1996, and the related combined statements of operations, capital deficiency, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Federal Supply, Inc. and Affiliate at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                              /s/ BDO Seidman, LLP

Miami, Florida                                Certified Public Accountants
August 6, 1997


                                                    Federal Supply, Inc. and Affiliate

                                                               Combined Balance Sheets

======================================================================================

                                                              March 31,  December 31,
                                                                   1997          1996
                                                            (Unaudited)
-------------------------------------------------------------------------------------

ASSETS

Current
  Cash                                                      $  403,985   $     --

  Accounts receivable, less $47,026 and $38,300 allowance
    for doubtful accounts                                      739,120      769,941

  Inventories                                                  370,312      606,250

  Prepaid expenses                                              72,434       43,006
-------------------------------------------------------------------------------------

Total current assets                                         1,585,851    1,419,197





Property and equipment, net (Notes 1 and 3)                    182,701      169,227
-------------------------------------------------------------------------------------




                                                            $1,768,552   $1,588,424
=====================================================================================

            See accompanying summary of accounting policies and notes
                      to combined financial statements.

                                             Federal Supply, Inc. and Affiliate


                                                        Combined Balance Sheets


================================================================================

                                                      March 31,  December 31,
                                                          1997          1996
                                                      (Unaudited)
--------------------------------------------------------------------------------

Liabilities and Capital Deficiency
----------------------------------


Current liabilities
  Bank overdraft                                     $      --      $     4,550
  Note payable - stockholder (Note 2)                  1,151,429      1,051,429
  Accounts payable                                       541,635        776,003
  Accrued expenses                                        15,803         27,888
  Factoring line of credit (Note 7)                      458,673           --
  Current maturities of long-term debt (Note 3)           15,484         15,046
--------------------------------------------------------------------------------

Total current liabilities                              2,183,024      1,874,916


Long-term debt, less current maturities (Note 3)          29,209         32,624
--------------------------------------------------------------------------------
Total liabilities                                      2,212,233      1,907,540
--------------------------------------------------------------------------------
Commitments (Note 6)
--------------------------------------------------------------------------------

Capital Deficiency
  Common stock (Note 4)                                      190            190
  Additional paid-in capital                             209,810        209,810
  Deficit                                               (653,681)      (529,116)
-------------------------------------------------------------------------------
Total capital deficiency                                (443,681)      (319,116)
--------------------------------------------------------------------------------

                                                     $ 1,768,552    $ 1,588,424
================================================================================


            See accompanying summary of accounting policies and notes
                        to combined financial statements.



                                                  Federal Supply, Inc. and Affiliate


                                                   Combined Statements of Operations

===========================================================================================


                                                           For the three        For the
                                                           months ended        year ended
                                                             March 31,         December 31,
                                                      1997            1996         1996
                                                           (Unaudited)
-------------------------------------------------------------------------------------------
Sales                                             $   879,908    $ 1,056,186    $ 3,946,587
Cost of sales                                         767,800        890,225      3,390,485
-------------------------------------------------------------------------------------------

Gross profit                                          112,108        165,961        556,102
-------------------------------------------------------------------------------------------

Warehouse expenses                                     59,428         69,329        278,958
Selling and general and administrative expenses
  (Notes 5 and 6)                                     139,190        116,233        553,147
-------------------------------------------------------------------------------------------

Total operating expenses                              198,618        185,562        832,105
-------------------------------------------------------------------------------------------

Operating loss                                        (86,510)       (19,601)      (276,003)

Interest expense, net (Note 2)                        (38,055)       (15,572)       (70,199)
-------------------------------------------------------------------------------------------

Net Loss                                          $  (124,565)   $   (35,173)   $  (346,202)
===========================================================================================
See accompanying  summary of accounting policies and notes to combined financial statements.






















                                                              Federal Supply, Inc. and Affiliate

                                                        Combined Statements of Capital Deficiency


===================================================================================================




                                            Common Stock        Additional
                                              (Note 4)           Paid-in
                                         Shares      Amount      Capital     Deficit         Total
---------------------------------------------------------------------------------------------------

Balance at December 31, 1995               190    $     190    $ 209,810    $(182,914)    $  27,086

Net loss                                  --           --           --       (346,202)     (346,202)
---------------------------------------------------------------------------------------------------


Balance at December 31, 1996               190          190      209,810     (529,116)     (319,116)

Net loss (unaudited)                      --           --           --       (124,565)     (124,565)
---------------------------------------------------------------------------------------------------


Balance at March 31, 1997 (unaudited)      190    $     190    $ 209,810    $(653,681)    $(443,681)
===================================================================================================
       See accompanying  summary of accounting policies and notes to combined financial statements.










                                                               Federal Supply, Inc. and Affiliate


                                                                Combined Statements of Cash Flows


==================================================================================================



                                                                     For the three      For the
                                                                     months ended      year ended
                                                                       March 31,      December 31,
                                                                 1997          1996        1996
                                                                     (Unaudited)
-------------------------------------------------------------------------------------------------

Operating Activities:
  Net loss                                                    $(124,565)   $ (35,173)   $(346,202)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Bad debt expense                                            8,726       10,585       38,300
      Depreciation and amortization                              12,771        5,751       51,395
      Decrease (increase) in:
        Accounts receivable                                      22,095     (334,308)     (79,475)
        Inventories                                             235,938     (241,221)    (300,500)
        Prepaid expenses                                        (29,428)         694      (39,013)
      (Decrease) increase in:
        Bank overdraft                                           (4,550)        --          4,550
        Accounts payable                                       (234,368)     474,801      451,360
        Accrued expenses                                        (12,085)      24,455        7,551
-------------------------------------------------------------------------------------------------

Net cash used in operating activities                          (125,466)     (94,416)    (212,034)
-------------------------------------------------------------------------------------------------

Investing Activities:
  Additions to property and equipment                           (26,245)      (1,809)     (77,183)
-------------------------------------------------------------------------------------------------

Financing Activities:
  Proceeds from notes payable-stockholder                       100,000      100,000      300,000
  Repayment of long-term debt                                    (2,977)      (4,508)     (14,151)
  Proceeds from factoring line of credit                        458,673         --           --
-------------------------------------------------------------------------------------------------
Net cash provided by financing activities                       555,696       95,492      285,849
-------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                 403,985         (733)      (3,368)
Cash - beginning of period                                         --          3,368        3,368
-------------------------------------------------------------------------------------------------
Cash - end of period                                          $ 403,985    $   2,635    $    --
=================================================================================================

Supplemental Disclosure of Cash Flow Information
  Cash paid during the year for interest                      $  44,486    $  12,251    $  70,411
  Loan obligation incurred for purchase of equipment               --           --         71,486
  Reclass of accounts payable to note payable - stockholder        --          3,529         --
=================================================================================================
   See accompanying  summary of accounting policies and notes to combined financial statements.


                                      F-6

                                              Federal Supply, Inc. and Affiliate


                                                  Summary of Accounting Policies
                               (Unaudited with respect to the three months ended
                                                        March 31, 1997 and 1996)
================================================================================

Basis of             The accompanying  combined financial statements include the
Presentation         accounts of Federal Supply,  Inc. and Federal  Fabrication,
and Business         Inc. (collectively the Companies).  The Companies are under
                     common  ownership  and  operational   control  and  operate
                     collectively  to distribute and fabricate  fire  protection
                     products.    All   material   intercompany   accounts   and
                     transactions have been eliminated in combination.

Inventories          Inventories  consisting  mainly  of  finished  product  are stated at lower of cost or market. Cost is determined principally on the average cost method. Provision for potentially obsolete or slow-moving inventory is made based on management's analysis of inventory levels and future sales forecasts.

Property and         Property and equipment  are recorded at cost.  Depreciation
Equipment            is  computed  using  the  straight  line  method  over  the estimated useful lives of the assets, generally three to five years.

Long-Lived Assets    On January 1, 1996,  the  Companies  adopted  Statement  of
                     Financial Accounting Standards No. 121, "Accounting for the
                     Impairment of Long- Lived Assets and for Long-Lived  Assets
                     to  be  Disposed  Of,"  ("SFAS  No.  121").  SFAS  No.  121
                     requires, among other things, impairment loss of assets to be held and gains or losses from assets that are expected to be disposed of be included as a component of income from continuing operations before taxes on income. The adoption of SFAS 121 had no material effect on the accompanying combined financial statements.

Income Taxes         The  Companies,  with the  consent  of their  stockholders, elected to be taxed as an S Corporation. Stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income (loss). Accordingly, no provision or benefit for federal income tax is recorded.



Estimates            The  preparation  of  combined   financial   statements  in
                     conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                              Federal Supply, Inc. and Affiliate


                                                  Summary of Accounting Policies
                               (Unaudited with respect to the three months ended
                                                        March 31, 1997 and 1996)
================================================================================





Unaudited Financial  The interim  financial  statements as of March 31, 1997 and
Statements           for the three  months  ended March 31,  1997 and 1996,  are unaudited.  In the opinion of management,  such  statements
                     reflect  all   adjustments   (consisting   only  of  normal
                     recurring adjustments) necessary for a fair presentation of the financial position, results of operations and cash flows. The results of operations for the three months ended
                     March 31, 1997 are not necessarily indicative of the results to be expected for the entire year.

New Accounting       In June 1997,  the  Financial  Accounting  Standards  Board
Standard Not Yet     issued a new disclosure standard. Results of operations and
Adopted              financial  position will be unaffected by implementation of this new standard.

                     Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

                     This new standard is effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Due to the recent issuance of this standard, management has been unable to fully evaluate the impact, if any, it may have on future financial statement disclosures.

                                                          Federal Supply, Inc. and Affiliate


                                                      Notes to Combined Financial Statements
                                           (Unaudited with respect to the three months ended
                                                                    March 31, 1997 and 1996)

============================================================================================


1.  Property and      Property and equipment at December 31, 1996 consists of the following:
    Equipment

                      ----------------------------------------------------------------------

                      Machinery and equipment                                   $  123,744
                      Transportation equipment                                      58,024
                      Fixtures                                                      13,907
                      Leasehold improvements                                         8,926
                      Equipment under capital lease                                 33,875
                      ----------------------------------------------------------------------
                                                                                   238,476

                      Accumulated depreciation  and amortization                    69,249
                      ----------------------------------------------------------------------

                                                                                $  169,227
                      ======================================================================


2.  Note Payable -   The   note  payable-stockholder  is  unsecured,  and   due  on  demand.
    Stockholder      Interest expense on the note amounted to approximately  $69,000 for the year ended December 31, 1996.  The borrowings  were based upon personal borrowings by the stockholder  from a financial  institution.  Interest charged to the  Companies  was at a rate of  approximately  8.5% during
                     1996.


3.  Long-term Debt    Long-term debt at December 31, 1996 consists of the following :

                      Various transportation equipment
                       obligations due 1999 with interest
                       ranging from 10% - 11%                                   $   23,962

                      Capitalized lease obligations with
                       interest at 11.50% collateralized by
                       certain manufacturing equipment                              23,708
                      ----------------------------------------------------------------------
                                                                                    47,670

                     Less:  current maturities                                      15,046
                     -----------------------------------------------------------------------

                                                                                $   32,624
                      ======================================================================



                                      F-9

                                                          Federal Supply, Inc. and Affiliate


                                                      Notes to Combined Financial Statements
                                           (Unaudited with respect to the three months ended
                                                                    March 31, 1997 and 1996)

============================================================================================


                     At December 31, 1996, future minimum principal payments on long-term debt and capitalized lease obligations were as follows:

                               1997                        $  15,046
                               1998                           16,797
                               1999                           15,827
                     -----------------------------------------------------------------------

                                                            $ 47,670
                     =======================================================================

4.  Capital          Common stock consists of the following:
    Deficiency



                     December 31, 1996                                   Shares      Amounts
                     -----------------------------------------------------------------------
                     Federal Supply, Inc., $1.00 par value, 100 shares
                       authorized, 90 shares issued and outstanding         90       $   90
                     Federal Fabrication, Inc., $1.00 par value, 1,000
                       shares authorized, 100 shares issued and
                       outstanding                                         100          100
                     -----------------------------------------------------------------------

                                                                           190      $   190
                     =======================================================================


5.  Related Party    During 1996, the Companies  leased a facility from a company owned by a
    Expenses         stockholder.  Rent expense aggregated  $17,200.  Additionally,  certain fixed assets aggregating $71,000 were sold at historical net book value to the  Companies  during  1996.  The  liability  for  these  assets is reflected in the note payable-stockholder.

6.  Commitments      The Companies conduct their operations in leased facilities. The leases expire September 2001. The Company also leases various  equipment under operating leases expiring through 1999.













                                                          Federal Supply, Inc. and Affiliate


                                                      Notes to Combined Financial Statements
                                           (Unaudited with respect to the three months ended
                                                                    March 31, 1997 and 1996)

============================================================================================

                     As of December 31, 1996, approximate future net minimum lease payments, for facilities and equipment, required under operating leases that have initial or remaining  noncancelable  terms in excess of one year are as follows:

                     Year ended December 31,
                     -----------------------------------------------------------------------


                       1997                                                     $  153,400
                       1998                                                        190,700
                       1999                                                        208,600
                       2000                                                        222,700
                       2001                                                        170,700
                     -----------------------------------------------------------------------

                                                                                $  946,100
                     =======================================================================

                     Rent expense in 1996 aggregated $112,000.

7.  Subsequent       On May 29, 1997, Workforce Systems Corp.  ("Workforce") acquired all of
    Events           the  Companies'  issued and  outstanding  stock in exchange for 110,000 shares of Workforce  voting  common stock and 35,000  shares as payment
                     for  acquisition  costs,   valued  at  an  aggregate  of  approximately
                     $423,000.

                     During March 1997,  the  Companies  entered into a factoring  agreement providing  a line of credit for up to  $500,000,  based  upon  eligible accounts  receivable.  The fee  charged  by the  factor is 3.75% of all eligible  accounts  receivable and the advances are  collateralized  by accounts  receivable.  The term of the  agreement  is for one year with automatic one year extensions thereafter.






















                    PRO FORMA COMBINED FINANCIAL INFORMATION


INTRODUCTORY NOTE

The following tables set forth certain unaudited condensed pro forma combined financial information for the Company after giving effect to the Federal Supply Inc. and Affiliate ("Federal") acquisition using the purchase method of accounting as if such transaction had been consummated as of the beginning of each period presented, and with respect to the balance sheet, as of March 31, 1997. Federal's fiscal year end was December 31, 1995. The results of operations have been adjusted to June 30, 1996 by adding the six months ended June 30, 1996 results of operations to the year ended December 31, 1995 results of operations and deducting the six months ended June 30, 1995 results of operations. The results of operations have been adjusted to March 31, 1997 by adding the three months ended March 31, 1997 results of operations to the year ended December 31, 1996, results of operations and deducting the six months ended June 30, 1996 results of operations. The information contained in the following tables does not purport to be indicative of the results of operations of the Company which may have been obtained had the acquisition of Federal been consummated on the dates assumed.

The unaudited condensed pro forma combined financial information reflects a preliminary allocation of the purchase price of Federal to costs in excess of net assets acquired and, accordingly, is subject to change upon, among other things, a final determination of required purchase accounting adjustments including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values which has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial information are preliminary and have been made solely for purposes of developing such pro forma combined financial information.

The pro forma information with respect to the acquisition of Federal reflects the issuance of 110,000 shares of the Company's common stock to the seller of Federal as consideration for the purchase thereof and 35,000 shares as payment for acquisition costs, valued at an aggregate of approximately $423,000.

This information should be read in conjunction with the historical financial statements and accompanying notes of the Company contained in its Form 10-KSB for the year ended June 30, 1996, 10-QSB for the nine months ended March 31, 1997, and the combined historical financial statements and accompanying notes of Federal Supply, Inc. and Affiliate for the year ended December 31,1996 included herein.


                          UNAUDITED CONDENSED PRO FORMA BALANCE SHEET
                                     AS OF MARCH 31, 1997

                                             Workforce
                                             Systems,   Federal Supply, Inc.  Pro forma
                                                Corp.      and Affiliate     Adjustments         Combined
                                          ------------     ------------     ------------       ------------
Cash and cash items                       $     98,765     $    403,985     $       --         $    502,750
Accounts receivable                            607,505          739,120             --            1,346,625
Inventories                                  1,825,575          370,312             --            2,195,887
Prepaids and other current assets              775,000           72,434             --              847,434
                                          ------------     ------------     ------------       ------------

Total Current Assets                         3,306,845        1,585,851             --            4,892,696

Fixed assets, net                            2,921,223          182,701             --            3,103,924
Costs in excess of net assets acquired       1,277,637             --            866,494(1)       2,144,131
                                          ------------     ------------     ------------       ------------

                                          $  7,505,705     $  1,768,552     $    866,494       $ 10,140,751
                                          ============     ============     ============       ============

Related party notes                       $       --       $  1,151,429     $       --         $  1,151,429
Other current liabilities                      727,048        1,031,595             --            1,758,643
                                          ------------     ------------     ------------       ------------

Total current liabilities                      727,048        2,183,024             --            2,910,072

Long-term debt and other
 long-term liabilities                         624,555           29,209             --              653,764

Total Liabilities                            1,351,603        2,212,233             --            3,563,836
Capital stock and paid-in capital            9,172,963          210,000          212,813(1)       9,595,776
Accumulated deficit                         (3,018,861)        (653,681)         653,681(1)      (3,018,861)
                                          ------------     ------------     ------------       ------------

                                          $  7,505,705     $  1,768,552     $    866,494       $ 10,140,751
                                          ============     ============     ============       ============


                     See notes to unaudited condensed pro forma financial information.

                  UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                             NINE MONTHS ENDED MARCH 31, 1997

                                        Workforce
                                         Systems,  Federal Supply, Inc.  Pro forma
                                           Corp.       and Affiliate    Adjustments        Combined
                                       -----------     -----------     -----------        -----------
Revenue                                $ 3,586,837     $ 2,209,169     $      --          $ 5,796,006
Cost of Revenue                          2,091,983       1,884,957            --            3,976,940
                                       -----------     -----------     -----------        -----------

                                         1,494,854         324,212            --            1,819,066

Selling, general and administrative        809,552         642,046          32,494(2)       1,484,092
                                       -----------     -----------     -----------        -----------

Operating Income (Loss)                    685,302        (317,834)        (32,494)           334,974
Startup expenses and other expenses      1,238,713            --              --            1,238,713
                                       -----------     -----------     -----------        -----------

Loss Before Taxes                         (553,411)       (317,834)        (32,494)          (903,739)

Income Tax Benefit                        (157,500)           --              --             (157,500)
                                       -----------     -----------     -----------        -----------

Net Loss                               $  (395,911)    $  (317,834)    $   (32,494)       $  (746,239)
                                       ===========     ===========     ===========        ===========


Weighted Shares Outstanding              2,430,950                         145,000          2,575,950

Loss Per Share                         $      (.16)                                       $      (.29)
                                       ===========                                        ===========





























            See notes to unaudited condensed pro forma financial information.

                     UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                                 YEAR ENDED JUNE 30, 1996

                                         Workforce
                                          Systems, Federal Supply, Inc.  Pro forma
                                           Corp.      and Affiliate     Adjustments        Combined
                                       -----------     -----------     -----------        -----------
Revenue                                $ 3,820,680     $ 3,396,347     $      --          $ 7,217,027
Cost of Revenue                          2,145,593       2,831,051            --            4,976,644
                                       -----------     -----------     -----------        -----------

                                         1,675,087         565,296            --            2,240,383

Selling, general and administrative        514,496         769,977          43,325(2)       1,327,798
                                       -----------     -----------     -----------        -----------

Operating Income (Loss)                  1,160,591        (204,681)        (43,325)           912,585
Startup expenses                         1,091,308            --              --            1,091,308
Other expenses                           1,176,890            --              --            1,176,890
                                       -----------     -----------     -----------        -----------

Loss Before Taxes                       (1,107,607)       (204,681)        (43,325)        (1,355,613)

Income Taxes                               260,320            --              --              260,320
                                       -----------     -----------     -----------        -----------

Net Loss                               $(1,367,927)    $  (204,681)    $   (43,325)       $(1,615,933)
                                       ===========     ===========     ===========        ===========

Earnings per common and
    common equivalent share:

       Net loss                        (1,367,927)                                        (1,615,933)
       Less: dividends paid                54,807                                             54,807
                                      -----------                                        -----------

    Net loss available to
       common shareholders            (1,422,734)                                         (1,670,740)
                                     ===========                                         ===========

Weighted Shares Outstanding            1,686,131                           145,000         1,831,131

Loss Per Share                     $        (.84)                                        $      (.91)
                                   =============                                         ===========























              See notes to unaudited condensed pro forma financial information.

           NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS



 1. To record the preliminary allocation of the cost of the Federal acquisition (approximately $303,000) and the estimated acquisition costs (approximately $120,000). This adjustment also eliminates the Federal capital deficit and records additional purchase price adjustments to record cost in excess of net assets acquired (approximately $866,000) as part of the acquisition.

 2. To record amortization expense resulting from the cost in excess of net assets acquired which amounted to approximately $43,000 and $32,000 for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively. Amortization was computed using the straight line method over the estimated useful life of the asset of twenty years.